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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ----------------

        Date of Report (Date of earliest event reported): APRIL 22, 2003



                              ELI LILLY AND COMPANY
             (Exact name of registrant as specified in its charter)



          INDIANA                     001-06351                35-0470950
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


            LILLY CORPORATE CENTER                    46285
            INDIANAPOLIS, INDIANA                   (Zip Code)
            (Address of Principal
              Executive Offices)







       Registrant's telephone number, including area code: (317) 276-2000



                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On April 22, 2003, Eli Lilly and Company (the "registrant" or "company") issued a press release regarding its results of operations for the quarter ended March 31, 2003, including, among other things, an income statement for that quarter and a consolidated balance sheet as of March 31, 2003. In addition, on the same day the company will hold a teleconference for analysts and media to discuss the first quarter results. The teleconference will be web cast on the company's web site. The press release and related financial statements are attached to this Form 8-K as Exhibit 99.

The company uses non-GAAP financial measures, such as adjusted (or "normalized") net income and diluted earnings per share. For the current quarter the measures exclude the impact of restructurings, asset impairments, and other special charges as described in the attached press release. These items may be highly variable, difficult to predict, and of a size that could have substantial impact on the company's reported operations for a period.

Management believes that these non-GAAP measures provide useful information to investors. Among other things, they may help investors evaluate the company's operations period over period and identify operating trends that could otherwise be masked by the excluded items. Management uses these measures internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets.

Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. For the reasons described above for use of non-GAAP measures, the company's earnings guidance is subject to adjustment for certain matters, such as those identified above, as to which prospective quantification generally is not feasible.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ELI LILLY AND COMPANY
                                 (Registrant)



                                 By:  /s/ CHARLES E. GOLDEN
                                    -----------------------------------------
                                      Name: Charles E. Golden
                                      Title: Executive Vice President and Chief
                                      Financial Officer






Dated:  April 22, 2003



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                                  EXHIBIT INDEX




Exhibit Number        Exhibit
--------------        -------
(99)                  Press release dated April 22, 2003, together with related
                      attachments.